 Fourth-Quarter Fiscal 2015 EarningsNovember 3, 2015  ® Registered trademark, Ashland or its subsidiaries, registered in various countries™ Trademark, Ashland or its subsidiaries, registered in various countries

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the expected timetable for completing the separation, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed separation will not be consummated within the anticipated time period or at all, including as the result of regulatory market or other factors; the potential for disruption to Ashland’s business in connection with the proposed separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the separation, Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as result of new information, future event or otherwise.Regulation G: Adjusted ResultsThe information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

 Fiscal Fourth Quarter 2015Highlights1  Reported loss from continuing operations of $0.88 per shareAdjusted earnings grew 14% to $1.62 vs. $1.42 per share in prior yearAnother quarter of year-over-year adjusted EPS growthAdjusted EBITDA of $265 million vs. $272 million in prior yearCurrency and divestitures – including exited product lines – represented $26 million headwind In September, Ashland announced the plan to create two independent, publicly-traded companies – “new” Ashland and ValvolineSeparation planning and activities are well underway consistent with the stated timeline  Adj. EPS  $1.42  $1.91  $1.62  Q4 2014  Vol/Mix  Acq/Div Other2  Margin  SG&A  35  (3)  265  272  (13)  Q4 2015  (17)  ($, Millions)  ($, Millions)  Factors affecting year-over-year EBITDA  (9)  FX  Underlying Performance of the business  291  1 Ashland‘s earnings releases dated November 3, 2015, and July 29, 2015, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. 2 Divestitures includes elastomers, biocides, redispersible powders (RDP) and Valvoline car care product lines exited during prior four quarters.

       Fiscal Fourth Quarter – Continuing OperationsKey Items Affecting Income  Excluding intangible amortization, adjusted EPS would have been 20 cents higher, or $1.82

 Adjusted Results Summary1  Currency and divestitures2 were ~$180 million headwind to salesMix, margins and cost execution drove 300 basis-point increase in EBITDA margin          1 Ashland‘s earnings releases dated November 3, 2015, and July 29, 2015, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. 2 Divestitures includes elastomers, biocides, redispersible powders (RDP) and Valvoline car care product line exited during prior four quarters.

         Ashland Specialty IngredientsAdjusted Results Summary1  Energy and foreign exchange (FX) were significant headwinds to salesBusiness and product mix, as well as manufacturing and SG&A cost execution, more than offset FX headwind, leading to 80-basis-point improvement in EBITDA margin  1 Ashland's earnings releases dated November 3, 2015, and July 29, 2015, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

     Ashland Performance Materials Adjusted Results Summary1  Favorable margins in Composites offset by the Elasotmers divestiture, and foreign currency translationI&S plant shutdown in prior year reduced EBITDA by $8 million      1 Ashland's earnings releases dated November 3, 2015, and July 29, 2015, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

     ValvolineResults Summary1  Continued execution against strategic objectives leading to another record fourth quarter for Valvoline segment earningsStrong results led by growth in VIOC and international channels      1 Ashland's earnings releases dated November 3, 2015, and July 29, 2015, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Fiscal Fourth Quarter 2015
Corporate Items

- Pension and other post-retirement adjustment of $246 million, pre-tax
- Net interest expense of $38 million
- Adjusted effective tax rate of 23%; full year rate of 23%
  - FY 2016 expectation is 24%-26%
- Trade Working Capital[1] finished the year at 18.8% of sales
- Capital expenditures totaled $118 million in fourth quarter and $265 million for full year
  - FY 2016 expectation is $320-340 million
- Free cash flow[2] generation of $130 million in fourth quarter and $324 million for full year
  - FY 2016 expectation of $325-$350 million

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[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.

[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

ASHLAND.

 Margin Profile ExpectationsFY 2016 and Long Term  Execution and margin management expected to drive strong performance with ASH EBITDA margin exceeding 20% in 2016

 Appendix A:Bridges

 Ashland Q4 FY 2014 vs. Q4 FY 2015Revenue Bridge  1%  Q4 2014  Volume  Q4 2015  Currency  -4%  1,538  1,280  Price  -5%  Acq/Div/Other1  -7%  ($ millions)Preliminary  Volume growth across key end markets offset by currency headwinds and divestitures; energy end market remains weakRaw material pass through was primary driver to lower overall pricing  1 Acq/Div/Other includes elastomers division and redispersible powders (RDP) product line exited during prior four quarters.  Energy  -2%

 Ashland Q4 FY 2014 vs. Q4 FY 2015Adjusted EBITDA Bridge  (3)  Q4 2014  Volume/Mix  Q4 2015  Currency Translation  Margin  35  272  265  SG&AExpenses  (13)  (17)  Other  (9)  ($ millions)Preliminary  Strong margins contributed $35 million to EBITDA, more than offsetting currency headwindsElastomers divestiture included in Other category, resulted in an $8 million headwind

 Ashland Specialty Ingredients Adjusted EBITDA Bridge  Q4 2014  Volume/ Mix  Q4 2015  Currency Translation  Margin  SG&AExpenses  Q4 FY 2014 versus Q4 FY 2015  0  (2)  (1)  129  Divestitures and exited product lines (biocides and RDP) included in the Other categoryCurrency, driven by Euro, was an $11 million headwind  ($ millions)Preliminary  147  Other  (11)  (4)

 Ashland Performance MaterialsAdjusted EBITDA Bridge  Q4 2014  Volume/ Mix  Q4 2015  Currency Translation  Margin  SG&AExpenses  Q4 FY 2014 versus Q4 FY 2015  (10)  20  (7)  Other  1  33  Disciplined margin management in composites and I&S offset by weaker volumes and mix; Marl shutdown in prior-year periodOther category includes $8 million impact from elastomers divestiture  31  ($ millions)Preliminary  (2)

 ValvolineAdjusted EBITDA Bridge  Q4 2014  Volume/ Mix  Q4 2015  Currency Translation  Margin  SG&AExpenses  Q4 FY 2014 versus Q4 FY 2015  Other  ($ millions)Preliminary  11  (3)  0  (5)  97  87  7  Lower input costs, disciplined margin management and good volume/mix key to EBITDA growthCurrency was a moderate headwind

 Appendix B: Volume Trends and Liquidity and Net Debt

 Normalized Volume Trends1  Period Ended  1 Excludes volumes associated with divestitures of elastomers and biocides for all periods. Excludes volumes associated with exited redispersible powders (RDP) product line for all periods. ASI and APM reflect realignment of adhesives and intermediates and solvents for all periods.  Rolling Four Quarters  2  2

 Liquidity and Net Debt    ($ in millions)  Scheduled Debt Repaymentsby Fiscal Year

 Appendix C:Business Profiles  12 Months Ended September 30, 2015

Corporate Profile

Sales[1] - $5.4 Billion

By business unit


Ashland Specialty Ingredients 42%
Ashland Performance Materials 21%
Valvoline 37%

By geography


North America[2] 53%
Europe 24%
Asia Pacific 16%
Latin America/ Other - 7%

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ASHLAND

[1] For 12 months ended September 30, 2015.

[2] Ashland includes only U.S. and Canada in its North America designation.

 Corporate Profile  1 For 12 months ended September 30, 2015. See Appendix D for reconciliation to amounts reported under GAAP.  NYSE Ticker Symbol:  ASH  Total Employees:  ~10,500   Outside North America  ~30%  Number of Countries in Which Ashland Has Sales:  More than 100  AshlandSpecialtyIngredients49%  Valvoline38%  Adjusted EBITDA1 - $1.1 Billion

Ashland Specialty Ingredients

A global leader of cellulose ethers and vinyl pyrrolidones

Sales by Market[2]


Nutrition & Other Consumer Specialties 9%
Coatings 15%
Construction 8%
Energy 4%
Other Industrial Specialties 7%
Adhesives 15%
Personal Care 26%
Pharma 16%

Sales by Product


PVP 18%
Actives - 6%
Vinyl Ethers 7%
Guar - 2%
Other[3] 17%
Cellulosics 37%
Adhesive 13%

Sales by Geography


Asia Pacific 19%
Latin America/ Other - 10%
North America 39%
Europe 32%

For 12 Months Ended September 30, 2015

Sales: $2.3 billion

Adjusted EBITDA: $527 million[1]

Adjusted EBITDA Margin: 23.3%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer Specialties are presented in blue.

[3] Includes Biocides' sales only through July 1, 2015.

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ASHLAND.

 Ashland Performance Materials Global leader in unsaturated polyester resins and vinyl ester resins  Salesby Geography  For 12 Months Ended September 30, 2015Sales: $1.2 billionAdjusted EBITDA: $146 million1Adjusted EBITDA Margin: 12.6%1  Salesby Product  Composites68%  Intermediates/Solvents 28%  Elastomers34%  Construction: Residential11%  Marine14%  Other Process Industries15%  Construction:Industrial31%  Salesby Market  North America43%  Asia Pacific - 14%  Europe37%  Latin America/Other 6%  Transportation15%  Construction: Infrastructure 6%  1 See Appendix D for reconciliation to amounts reported under GAAP.2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.3 Includes sales only through December 1, 2014.

Valvoline: A leading worldwide producer and distributor of premium-branded lubricants and automotive chemicals

Sales by Market


DIFM: Valvoline Instant Oil Change 20%
Valvoline International 29%
DIFM: Installer Channel 22%
Do-It-Yourself 29%

Sales by Product


Lubricants 86%
Chemicals3 - 7%
Antifreeze 5%
Filters 2%

International Sales by Region[2]


Australia 21%
Latin America/ Other – 19%
Asia Pacific ex Australia 37%
Europe 23%

For 12 Months Ended September 30, 2015

Sales: $2.0 billion

Adjusted EBITDA: $411 million[1]

Adjusted EBITDA Margin: 20.9%[1]

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[1] See Appendix D for reconciliation to amounts reported under GAAP.
[2] Includes nonconsolidated joint ventures.
[3] Includes car care products' sales only through June 30, 2015.

ASHLAND.

Appendix D: Non-GAAP Reconciliation

 Ashland Inc. and Consolidated SubsidiariesReconciliation of Non-GAAP Data for 12 Months Ended September 30, 2015  1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.